

                                                         SERVICER'S CERTIFICATE                                page 1
                                                    AMERICAN HONDA FINANCE CORPORATION
                                  MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-3 Owner Trust
                                                        7/1/2005 through 7/31/2005

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
     (A) Total Portfolio Balance                                                                    $1,562,279,257.07
     (B) Total Securities Balance                                                                   $1,562,279,257.07
     (C) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                $370,000,000.00
         (ii)  Class A-1 Notes Percentage (C(i)/B)                                                             23.68%
         (iii) Class A-1 Notes Rate                                                                          2.09250%
         (iv)  Class A-1 Notes Accrual Basis                                                               Actual/360
     (D) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                $420,000,000.00
         (ii)  Class A-2 Notes Percentage (D(i)/B)                                                             26.88%
         (iii) Class A-2 Notes Rate                                                                            2.480%
         (iv)  Class A-2 Notes Accrual Basis                                                                   30/360
     (E) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                $475,000,000.00
         (ii)  Class A-3 Notes Percentage (E(i)/B)                                                             30.40%
         (iii) Class A-3 Notes Rate                                                                            2.910%
         (iv)  Class A-3 Notes Accrual Basis                                                                   30/360
     (F) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                $246,505,000.00
         (ii)  Class A-4 Notes Percentage (F(i)/B)                                                             15.78%
         (iii) Class A-4 Notes Rate                                                                            3.280%
         (iv)  Class A-4 Notes Accrual Basis                                                                   30/360
     (G) Certificates
         (i)   Certificates Balance                                                                    $50,774,257.07
         (ii)  Certificates Percentage (G(i)/B)                                                                 3.25%
         (iii) Certificates Rate                                                                               3.280%
         (iv)  Certificates Accrual Basis                                                                      30/360
     (H) Servicing Fee Rate                                                                                     1.00%
     (I) Portfolio Summary
         (i)   Weighted Average Coupon (WAC)                                                                    5.27%
         (ii)  Weighted Average Original Maturity (WAOM)                                                        58.65 months
         (iii) Weighted Average Remaining Maturity (WAM)                                                        51.28 months
         (iv)  Number of Receivables                                                                          103,811
     (J) Reserve Fund
         (i)   Reserve Account Initial Deposit Percentage                                                       0.50%
         (ii)  Reserve Account Initial Deposit                                                          $7,811,396.29
         (iii) Specified Reserve Account Percentage                                                             0.50%
         (iv)  Specified Reserve Account Balance                                                        $7,811,396.29

     (K) Yield Supplement Account Deposit                                                               $6,413,601.55

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
     (A) Total Portfolio Balance                                                                    $1,137,046,695.90
     (B) Total Securities Balance                                                                   $1,137,046,695.90
     (C) Cumulative Note and Certificate Pool Factor                                                        0.7278127
     (D) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                          $0.00
         (ii)  Class A-1 Notes Pool Factor                                                                  0.0000000
         (iii) Class A-1 Notes Interest Carryover Shortfall                                                     $0.00
         (iv)  Class A-1 Notes Principal Carryover Shortfall                                                    $0.00
     (E) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                $366,731,884.19
         (ii)  Class A-2 Notes Pool Factor                                                                  0.8731712
         (iii) Class A-2 Notes Interest Carryover Shortfall                                                     $0.00
         (iv)  Class A-2 Notes Principal Carryover Shortfall                                                    $0.00
     (F) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                $475,000,000.00
         (ii)  Class A-3 Notes Pool Factor                                                                  1.0000000
         (iii) Class A-3 Notes Interest Carryover Shortfall                                                     $0.00
         (iv)  Class A-3 Notes Principal Carryover Shortfall                                                    $0.00
     (G) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                $246,505,000.00
         (ii)  Class A-4 Notes Pool Factor                                                                  1.0000000
         (iii) Class A-4 Notes Interest Carryover Shortfall                                                     $0.00
         (iv)  Class A-4 Notes Principal Carryover Shortfall                                                    $0.00
     (H) Certificates
         (i)   Certificates Balance                                                                    $48,809,811.71
         (ii)  Certificates Pool Factor                                                                     0.9613102
         (iii) Certificates Interest Carryover Shortfall                                                        $0.00
         (iv)  Certificates Principal Carryover Shortfall                                                       $0.00
     (I) Servicing Fee
         (i)   Servicing Fee Shortfall                                                                          $0.00
     (J) End of Prior Month Account Balances
         (i)   Reserve Account                                                                          $7,811,396.29
         (ii)   Yield Supplement Account                                                                $4,066,171.99
         (iii) Payahead Account                                                                                 $0.00
         (iv)  Advances Outstanding                                                                        $470,262.31
     (K) Portfolio Summary as of End of Prior Month
         (i)   Weighted Average Coupon (WAC)                                                                    5.14%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                        43.61 months
         (iii) Number of Receivables                                                                           86,803
     (L) Note and Certificate Principal Distribution Percentages
         (i)   Note Percentage                                                                                 95.74%
         (ii)  Certificate Percentage                                                                           4.26%

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------




                                                         SERVICER'S CERTIFICATE                                page 2
                                                    AMERICAN HONDA FINANCE CORPORATION
                                  MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-3 Owner Trust
                                                        7/1/2005 through 7/31/2005

     (A) Precomputed Contracts Principal
         (i)   Scheduled Principal Collections                                                                  $0.00
         (ii)  Prepayments in Full                                                                              $0.00
         (iii) Prepayments in Full due to Repurchases                                                           $0.00
     (B) Precomputed Contracts Collections                                                                      $0.00
     (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                 $0.00
     (D) Simple Interest Receivables Principal
         (i)   Principal Collections                                                                   $27,292,299.24
         (ii)  Prepayments in Full                                                                     $15,943,134.53
         (iii) Repurchased Receivables Related to Principal                                                     $0.00
     (E) Simple Interest Receivables Interest
         (i)   Simple Interest Collections                                                              $4,701,599.93
     (F) Payment Advance for Precomputes
         (i)   Reimbursement of Previous Advances                                                               $0.00
         (ii) Current Advance Amount                                                                            $0.00
     (G) Interest Advance for simple Interest - Net                                                        $54,272.14
     (H) Payahead Account
         (i)   Payments Applied                                                                                 $0.00
         (ii)  Additional Payaheads                                                                             $0.00
     (I) Portfolio Summary as of End of Month
         (i)   Weighted Average Coupon (WAC)                                                                    5.13%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                        42.76 months
         (iii) Remaining Number of Receivables                                                                 84,053
     (J) Delinquent Receivables                                    # Units          Dollar Amount
                                                               ---------------- -----------------------
         (i)  31-60 Days Delinquent                             2,400   2.86%   $31,444,961.92   2.88%
         (ii)  61-90 Days Delinquent                              333   0.40%    $4,227,332.10   0.39%
         (ii) 91 Days or More Delinquent                           92   0.11%    $1,127,618.34   0.10%
     (K) Vehicles Repossessed During Collection Period             48   0.06%      $778,820.89   0.07%
     (L) Total Repossessed Vehicles in Inventory                   88   0.10%    $1,388,850.19   0.13%

IV. INPUTS DERIVED FROM OTHER SOURCES
     (A) Collection Account Investment Income                                                                   $0.00
     (B) Reserve Account Investment Income                                                                 $24,392.32
     (C) Yield Supplement Account Investment Income                                                        $13,070.77
     (D) Trust Fees Expense                                                                                     $0.00
     (E) Aggregate Net Losses for Collection Period                                                        593,539.80
     (F) Liquidated Receivables Information
         (i)   Gross Principal Balance on Liquidated Receivables                                         1,250,073.86
         (ii) Liquidation Proceeds                                                                         508,394.78
         (ii) Recoveries from Prior Month Charge Offs                                                      148,139.28
     (G) Days in Accrual Period                                                                                    31
     (H) Deal age                                                                                                  10

                                                                MONTHLY COLLECTIONS
                                                                -------------------

V. INTEREST COLLECTIONS
-----------------------
     (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                                          $4,755,872.07

VI. PRINCIPAL COLLECTIONS
     (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                    $43,235,433.77
     (B) Liquidation Proceeds  (IV(F(i)))                                                                  508,394.78
     (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                                    0.00
     (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                               148,139.28
                                                                                           --------------------------
     (E) Total Principal Collections (A+B+C+D)                                                         $43,891,967.83

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(A)+VI(E))                                            $48,647,839.90
-------------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                            $238,291.49

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                  $48,886,131.39

                                                              MONTHLY DISTRIBUTIONS
                                                              ---------------------
X. FEE DISTRIBUTIONS
--------------------
     (A) Servicing Fee
         (i)   Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                              $947,538.91
         (ii)  Servicing Fee Paid                                                                          947,538.91
                                                                                           --------------------------
         (iii) Servicing Fee Shortfall                                                                          $0.00
     (B) Reserve Account Investment Income (IV(B))                                                         $24,392.32
     (C) Yield Supplement Account Investment Income  (IV(C))                                                    $0.00
     (D) Trust Fees Expense (IV(D))                                                                             $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
     (A) Interest
         (i)   Class A-1 Notes
               (a) Class A-1 Notes Interest Due                                                                 $0.00
               (b) Class A-1 Notes Interest Paid                                                                 0.00
                                                                                           --------------------------
               (c) Class A-1 Notes Interest Shortfall                                                           $0.00
         (ii)  Class A-2 Notes
               (a) Class A-2 Notes Interest Due                                                           $757,912.56
               (b) Class A-2 Notes Interest Paid                                                           757,912.56
                                                                                           --------------------------
               (c) Class A-2 Notes Interest Shortfall                                                           $0.00
         (iii) Class A-3 Notes
               (a) Class A-3 Notes Interest Due                                                         $1,151,875.00
               (b) Class A-3 Notes Interest Paid                                                         1,151,875.00
                                                                                           --------------------------
               (c) Class A-3 Notes Interest Shortfall                                                           $0.00
         (iv) Class A-4 Notes





                                                         SERVICER'S CERTIFICATE                                page 3
                                                    AMERICAN HONDA FINANCE CORPORATION
                                  MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-3 Owner Trust
                                                        7/1/2005 through 7/31/2005

                (a) Class A-4 Notes Interest Due                                                          $673,780.33
                (b) Class A-4 Notes Interest Paid                                                          673,780.33
                                                                                           --------------------------
                (c) Class A-4 Notes Interest Shortfall                                                          $0.00
         (v)    Total Note Interest
                (a) Total Note Interest Due                                                             $2,583,567.89
                (b) Total Note Interest Paid                                                             2,583,567.89
                                                                                           --------------------------
                (c) Total Note Interest Shortfall                                                               $0.00
                (d) Reserve Account Withdrawal for Note Interest                                                $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))               $45,355,024.59
     (B) Principal
         (i)    Noteholders' Principal Distribution Amounts                                            $42,590,425.00
         (ii)   Class A-1 Notes Principal
                (a) Class A-1 Notes Principal Due                                                               $0.00
                (b) Class A-1 Notes Principal Paid                                                               0.00
                                                                                           --------------------------
                (c) Class A-1 Notes Principal Shortfall                                                         $0.00
                (d) Reserve Account Withdrawal                                                                  $0.00
         (iii)  Class A-2 Notes Principal
                (a) Class A-2 Notes Principal Due                                                      $42,590,425.00
                (b) Class A-2 Notes Principal Paid                                                      42,590,425.00
                                                                                           --------------------------
                (c) Class A-2 Notes Principal Shortfall                                                         $0.00
                (d) Reserve Account Withdrawal                                                                 $0.00
         (iv)   Class A-3 Notes Principal
                (a) Class A-3 Notes Principal Due                                                               $0.00
                (b) Class A-3 Notes Principal Paid                                                               0.00
                                                                                           --------------------------
                (c) Class A-3 Notes Principal Shortfall                                                         $0.00
                (d) Reserve Account Withdrawal                                                                  $0.00
         (v)    Class A-4 Notes Principal
                (a) Class A-4 Notes Principal Due                                                               $0.00
                (b) Class A-4 Notes Principal Paid                                                               0.00
                                                                                           --------------------------
                (c) Class A-4 Notes Principal Shortfall                                                         $0.00
                (d) Reserve Account Withdrawal                                                                   0.00
         (vi)   Total Notes Principal
                (a) Total Notes Principal Due                                                           42,590,425.00
                (b) Total Notes Principal Paid                                                          42,590,425.00
                                                                                           --------------------------
                (c) Total Notes Principal Shortfall                                                             $0.00
                (d) Reserve Account Withdrawal                                                                  $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
     Amount available for deposit into reserve account                                                  $2,764,599.59
     Amount deposited into reserve account                                                                       0.00
     Excess Amount Released from Reserve Account                                                                 0.00
                                                                                           --------------------------
     Excess funds available to Certificateholders                                                        2,764,599.59
                                                                                           --------------------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
     (A) Interest
         (i)    Certificate Monthly Interest Due                                                           133,413.49
         (ii)   Certificate Interest Shortfall Beginning Balance                                                $0.00
                                                                                           --------------------------
         (iii)  Total Certificate Interest Due                                                            $133,413.49
         (iv)   Certificate Interest Paid                                                                  133,413.49
                                                                                           --------------------------
         (v)    Certificate Interest Shortfall Ending Balance                                                   $0.00
     (B) Principal
         (i)    Certificate Monthly Principal Due                                                       $1,895,082.63
         (ii)   Certificate Principal Shortfall Beginning Balance                                               $0.00
                                                                                           --------------------------
         (iii)  Total Certificate Principal Due                                                         $1,895,082.63
         (iv)   Certificate Principal Paid                                                               1,895,082.63
                                                                                           --------------------------
         (v)    Certificate Principal Shortfall Ending Balance                                                  $0.00
     (C) Release to Seller                                                                                $736,103.47

                                                      DISTRIBUTIONS SUMMARY
                                                      ---------------------
     (A) Total Collections                                                                             $48,886,131.39
     (B) Service Fee                                                                                      $947,538.91
     (C) Trustee Fees                                                                                            0.00
     (D) Class A1 Amount                                                                                        $0.00
     (E) Class A2 Amount                                                                               $43,348,337.56
     (F) Class A3 Amount                                                                                $1,151,875.00
     (G) Class A4 Amount                                                                                  $673,780.33
     (H) Amount Deposited into Reserve Account                                                                  $0.00
     (I) Certificateholders                                                                             $2,028,496.12
     (J) Release to seller                                                                                $736,103.47
     (K) Total amount distributed                                                                      $48,886,131.39
     (L) Amount of Draw from Reserve Account                                                                     0.00
     (M) Excess Amount Released from Reserve Account                                                             0.00

                                                 PORTFOLIO AND SECURITY SUMMARY
                                                 ------------------------------
                                                                             Beginning                   End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                 of Period                of Period
                                                                          ------------------      -------------------
     (A) Balances and Principal Factors
         (i)    Aggregate Balance of Notes                                $1,088,236,884.19         $1,045,646,459.19
         (ii)   Note Pool Factor                                                  0.7199691                 0.6917916
         (iii)  Class A-1 Notes Balance                                                0.00                      0.00
         (iv)   Class A-1 Notes Pool Factor                                       0.0000000                 0.0000000
         (v)    Class A-2 Notes Balance                                      366,731,884.19            324,141,459.19
         (vi)   Class A-2 Notes Pool Factor                                       0.8731712                 0.7717654
         (vii)  Class A-3 Notes Balance                                      475,000,000.00            475,000,000.00
         (viii) Class A-3 Notes Pool Factor                                       1.0000000                 1.0000000
         (ix)   Class A-4 Notes Balance                                      246,505,000.00            246,505,000.00
         (x)    Class A-4 Notes Pool Factor                                       1.0000000                 1.0000000





                                                         SERVICER'S CERTIFICATE                                page 4
                                                    AMERICAN HONDA FINANCE CORPORATION
                                  MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-3 Owner Trust
                                                        7/1/2005 through 7/31/2005

         (xi)   Certificates Balance                                          48,809,811.71             46,914,729.08
         (xii)  Certificates Pool Factor                                          0.9613102                 0.9239865
         (xiii) Total Principal Balance of Notes and Certificates          1,137,046,695.90          1,092,561,188.27
     (B) Portfolio Information
         (i)    Weighted Average Coupon (WAC)                                         5.14%                     5.13%
         (ii)   Weighted Average Remaining Maturity (WAM)                             43.61 months              42.76 months
         (iii)  Remaining Number of Receivables                                      86,803                    84,053
         (iv)   Portfolio Receivable Balance                              $1,137,046,695.90         $1,092,561,188.27
     (C) Outstanding Advance Amount                                             $470,262.31               $524,534.45
     (D) Outstanding Payahead Balance                                                 $0.00                     $0.00

                                                         SUMMARY OF ACCOUNTS
                                                         -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
     (A) Beginning Reserve Account Balance                                                              $7,811,396.29
     (B) Draws                                                                                                   0.00
         (i)    Draw for Servicing Fee                                                                           0.00
         (ii)   Draw for Interest                                                                                0.00
         (iii)  Draw for Realized Losses                                                                         0.00
     (C) Excess Interest Deposited into the Reserve Account                                                      0.00
     (D) Reserve Account Balance Prior to Release                                                        7,811,396.29
     (E) Reserve Account Required Amount                                                                 7,811,396.29
     (F) Final Reserve Account Required Amount                                                           7,811,396.29
     (G) Excess Reserve Account Amount                                                                           0.00
     (H) Release of Reserve Account Balance to Seller                                                            0.00
     (I) Ending Reserve Account Balance                                                                  7,811,396.29

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
     (A) Beginning Yield Supplement Account Balance                                                      4,066,171.99
     (B) Investment Earnings                                                                                13,070.77
     (C) Investment Earnings Withdraw                                                                            0.00
     (D) Additional Yield Supplement Amounts                                                                     0.00
     (E) Yield Supplement Deposit Amount                                                                   238,291.49
     (F) Release of Yield Deposit Account Balance to Seller                                                      0.00
                                                                                           --------------------------
     (G) Ending Yield Supplement Account Balance                                                         3,840,951.27

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
     (A) Liquidated Contracts
         (i)    Liquidation Proceeds                                                                      $508,394.78
         (ii)   Recoveries on Previously Liquidated Contracts                                              148,139.28
     (B) Aggregate Net Losses for Collection Period                                                        593,539.80
     (C) Net Loss Rate for Collection Period (annualized)                                                       0.64%
     (D) Cumulative Net Losses for all Periods                                                           4,200,909.59

     (E) Delinquent Receivables                                            # Units               Dollar Amount
                                                                    --------------------   --------------------------
         (i)    30-59 Days Delinquent                                  2,400    2.86%       $31,444,961.92      2.88%
         (ii)   60-89 Days Delinquent                                    333    0.40%        $4,227,332.10      0.39%
         (ii)   90 Days or More Delinquent                                92    0.11%        $1,127,618.34      0.10%

XVIII. REPOSSESSION ACTIVITY                                               # Units                Dollar Amount
----------------------------                                        --------------------   --------------------------
     (A) Vehicles Repossessed During Collection Period                    48    0.06%          $778,820.89      0.07%
     (B) Total Repossessed Vehicles in Inventory                          88    0.10%        $1,388,850.19      0.13%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
 (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
         (i)    Second Preceding Collection Period                                                              0.63%
         (ii)   Preceding Collection Period                                                                     0.39%
         (iii)  Current Collection Period                                                                       0.64%
         (iv)   Three Month Average (Avg(i,ii,iii))                                                             0.55%
     (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the Outstanding Balance of Receivables.
         (i)    Second Preceding Collection Period                                                              0.53%
         (ii)   Preceding Collection Period                                                                     0.58%
         (iii)  Current Collection Period                                                                       0.61%
         (iv)   Three Month Average (Avg(i,ii,iii))                                                             0.57%

     (C) Loss and Delinquency Trigger Indicator                                              Trigger was not hit.



     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

             /s/ John Weisickle
             -----------------------
             Mr. John Weisickle
             Vice President